SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 8, 2007

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

001-11229	Mississippi Power Company (A Mississippi Corporation) 2992 West Beach Gulfport, Mississippi 39501 (228) 864-1211	64-0205820

The address of the registrant has not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On November 8, 2007, Mississippi Power Company (the “Company”) entered into an Underwriting Agreement covering the issue and sale of $35,000,000 aggregate principal amount of its Series 2007A 5.60% Senior Notes due November 15, 2017 (the “Senior Notes”). The Senior Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-108156, 333-108156-01 and 333-108156-02) of the Company.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

1.3	Underwriting Agreement relating to the Senior Notes, dated November 8, 2007, between the Company and Wachovia Capital Markets, LLC, as the Underwriter.
4.2	Eighth Supplemental Indenture to Senior Note Indenture dated as of November 14, 2007, providing for the issuance of the Senior Notes.
4.12	Form of the Senior Notes (included in Exhibit 4.2 above).
5.1	Opinion of Troutman Sanders LLP.
12.1	Computation of ratio of earnings to fixed charges.

SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 14, 2007	MISSISSIPPI POWER COMPANY By /s/Wayne Boston Wayne Boston Assistant Secretary